                                                                   EXHIBIT 10.10


Extended COLLABORATION AGREEMENT



by and between

STEREOTAXIS, INC. A CORPORATION DULY ORGANIZED AND EXISTING UNDER THE LAWS OF DELAWARE AND HAVING ITS HEADQUARTERS AT ST. LOUIS, USA

(hereinafter referred as "Stereotaxis")

and

SIEMENS AKTIENGESELLSCHAFT, MEDICAL SOLUTIONS, A CORPORATION DULY ORGANIZED AND EXISTING UNDER THE LAWS OF GERMANY AND HAVING OFFICES AT FORCHHEIM, GERMANY

(hereinafter referred to as "Siemens")

on

the integration of the Stereotaxis magnetic guiding component (NIOBE) with Siemens Imaging Technology

PREAMBLE

Pursuant the COLLABORATION AGREEMENT of June 8, 2001 ("COLLABORATION AGREEMENT"), Siemens and Stereotaxis have integrated the NIOBE SYSTEM and the ARTIS dFC FLUOROSCOPY SYSTEM to provide an integrated interventional suite ("INTEGRATED CATH LAB") in the field of cardiology, providing unique clinical capabilities by integration of digital instrument control and X-ray imaging via the COMMON USER INTERFACE (defined below). Under the COLLABORATION AGREEMENT, Siemens and Stereotaxis have also coordinated their marketing, promotions and sales activities in respect of the INTEGRATED CATH LAB to facilitate placements at leading interventional institutions.

Siemens and Stereotaxis' mutual goal is to extend their collaboration:

         (i) To co-develop and commercialize an advanced cardiology cath lab ("ADVANCED CARDIOLOGY CATH LAB") providing unique three dimensional navigation solutions to clinicians in endocardial electrophysiology (and where mutually agreed by the parties in writing, pediatric cardiology and interventional cardiology) by adding to the INTEGRATED CATH LAB (and where applicable, the NEXT GENERATION INTEGRATED CATH LAB defined below) the capability of navigating by utilization of proprietary Siemens' endocardial ultrasound integration technology or by utilization of proprietary Siemens' advanced registration of PRE-operative CT or MRI Imaging, that is registered to the ARTIS dFC FLUOROSCOPY SYSTEM (collectively, "PROPRIETARY SIEMENS REGISTERED IMAGING", as defined in more detail below);

         (ii) To address the co-development and commercialization of an advanced interventional radiology cath lab ("ADVANCED IR LAB") providing such unique clinical solutions to clinicians in interventional radiology by way of adding specialized features to the INTEGRATED CATH LAB (and where applicable, the NEXT GENERATION INTEGRATED CATH LAB defined below), whether by way of utilization of PROPRIETARY SIEMENS REGISTERED IMAGING or otherwise, as are mutually agreed in writing by the parties in accordance with the terms of this Agreement;

         (iii)    [***]

         (iv) To increase coordination of marketing, promotions and sales LABs by establishing co-sponsored Exhibition Sites and Centers of Excellence at selected leading electrophysiology and interventional cardiology sites, by increasing





[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                  coordination of sales force incentives, sales force and customer training and conference presentations and publications;

         (v)      To provide for global first level service by Siemens of LABs;
                  and

         (vi) to provide for collaboration of the parties in respect of new technologies applicable to LABs by mutual agreement from time to time:

         in the manner set out below.

1. DEFINITIONS

1.1 The terms "NIOBE SYSTEM", ARTIS dFC FLUOROSCOPY SYSTEM", and "COMMON USER INTERFACE" mean:

1.1.1 The "NIOBE SYSTEM" means Stereotaxis' digital instrument control system and subsequent generations of that system whether sold under NIOBE or other trademarks, which allows navigation and control of guidewires, catheters and other instruments in the body by external magnetic forces. Unless the context requires otherwise, this will be taken to include major accessories designed to be used with such system.

1.1.2 The "ARTIS dFC FLUOROSCOPY SYSTEM" means Siemens' ARTIS dFC digital cardiology X-ray imaging system and subsequent generations of Siemens digital cardiology X-ray system whether sold under ARTIS or other trademarks. Unless the context requires otherwise, this will be taken to include major accessories designed to be used with such system.

1.1.3 The "COMMON USER INTERFACE" means the common interface developed by the parties pursuant to the COLLABORATION AGREEMENT for the integration of the NIOBE SYSTEM and the ARTIS dFC FLUOROSCOPY SYSTEM to comprise the INTEGRATED CATH LAB.

1.2 The term "INFORMATION" means written and/or oral technical information with regard to the components mentioned in Section 1.1 herein above, such information being available to one party at any time during the term of this Agreement and not resulting from performing DEVELOPMENT WORK.

1.3 The term "ADVANCED CARDIOLOGY CATH LAB DEVELOPMENT WORK" means any and all development work to be performed by the parties to develop the ADVANCED CARDIOLOGY CATH LAB by adding to the INTEGRATED CATH LAB the capability of navigating using PROPRIETARY SIEMENS REGISTERED IMAGING, in accordance with Section 2 below.

1.4 The term "ADVANCED IR LAB DEVELOPMENT WORK" means any and all development work to be performed by the parties to develop the ADVANCED IR LAB, which will include (without being limited to) enhanced three dimensional imaging capabilities for applications that may include solutions for liver embolization and uterus myoma treatment and may additionally include applications for interventional neuroradiology including arteriovenous malformations and aneurysm.

1.5 The term "NEXT GENERATION NIOBE SYSTEM" means Stereotaxis' next commercial release of the NIOBE SYSTEM that has been integrated with a digital fluoroscopy system and designed to contain: (i) more compact magnet systems; and (ii) a primary set of rotational and other axes of motion for the magnets; both of which are contained in enclosed pods that can be affixed to secondary, external positioners. [***]

1.6  [***]

1.7 The term "DEVELOPMENT WORK" means either of ADVANCED CARDIOLOGY CATH LAB DEVELOPMENT WORK, ADVANCED IR LAB DEVELOPMENT WORK [***].

1.8 The term "DEVELOPMENT RESULTS" means any and all results, whether patentable or not, in written or oral form, achieved by performing DEVELOPMENT WORK.

1.9  [***]

1.10 The term "LAB" represents an INTEGRATED CATH LAB, an ADVANCED CARDIOLOGY CATH LAB, an ADVANCED IR LAB and/or a NEXT GENERATION INTEGRATED CATH LAB.

1.11 The term "PROPRIETARY SIEMENS REGISTERED IMAGING" has the meaning set forth in the paragraph (i) of the preamble to this Agreement and (notwithstanding anything contained elsewhere in this agreement): (i) will not be taken to include registration of output of rotational angiography conducted in a cath lab with a cath lab x-ray/fluoroscopy system; (ii) will be taken to include registration of such additional imaging modalities as is mutually agreed in writing by the parties; (iii) may include such advanced registration or integration technology as far as owned by Siemens alone or together with partners; and


[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                  (iv) will not be taken to include imaging solutions that have become common practice or commonly available in the cath lab industry.

         1.122.   Carrying out of the DEVELOPMENT WORK

         2.1 Details of the DEVELOPMENT WORK are set forth in Annex 1 hereto, which may be amended from time to time in writing by the parties.

         2.2      [***]

         2.3      [***]

         2.4 The ADVANCED CARDIOLOGY CATH LAB DEVELOPMENT WORK will be undertaken by the parties in an expeditious fashion and the parties will use all reasonable commercial efforts to achieve completion of such work so as to enable the commercial introduction of the ADVANCED CARDIOLOGY CATH LAB during 2004. The ADVANCED CARDIOLOGY CATH LAB DEVELOPMENT WORK shall be regarded as being completed successfully if ADVANCED CARDIOLOGY CATH LAB fulfills the specifications as agreed upon in accordance with Section 1.1 and when final system testing and readiness for shipment of the system to the customer is achieved.

         2.4.1 Stereotaxis agrees that from the date hereof until the expiration of the period of 12 months following the placement of the first ADVANCED CARDIOLOGY CATH LAB at a customer site or until year end 2005, whichever is the earlier, it will not place my NIOBE SYSTEMs or NEXT GENERATION NIOBE SYSTEMs that are integrated with a third party x-ray imaging system in a manner that incorporates registration to such x-ray imaging system of three dimensional pre-operative imaging so as to provide advanced electrophysiology solutions that are substantially comparable to advanced electrophysiology solutions provided by the ADVANCED CARDIOLOGY CATH LAB by




[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

         reason of integration of PROPRIETARY SIEMENS REGISTERED IMAGING pursuant to this Agreement.

2.5      [***]

2.5.1    [***]

2.6 Subject to Section 2.3, the ADVANCED IR LAB DEVELOPMENT WORK will be undertaken by the parties in an expeditious fashion and the parties will use all reasonable commercial efforts to achieve completion of such work so as to enable the commercial introduction of the ADVANCED IR LAB during 2004. The ADVANCED IR LAB DEVELOPMENT WORK shall be regarded as being completed successfully if the ADVANCED IR LAB fulfills the specifications as agreed upon in accordance with Section
         1.1 and when final system testing and readiness for shipment of the system to the customer is achieved.

2.7 Stereotaxis agrees that during the period commencing on the date hereof and ending 12 months following the placement of the first ADVANCED IR LAB at a customer site or until year end 2005, whichever is the earlier, it will not place any NIOBE SYSTEMs or NEXT GENERATION NIOBE SYSTEMs that are integrated with a third party x-ray imaging system and provide proprietary solutions that are substantially comparable to the proprietary advanced interventional radiology solutions provided by the ADVANCED IR CATH LAB. Each party shall bear the costs incurred by such party for its efforts under or in connection with the DEVELOPMENT WORK.

2.8 Each party, insofar as it lawfully may, shall make available to the other within a reasonable period of time following the Effective Date of this Agreement, and from time to time during the carrying out of the DEVELOPMENT WORK its INFORMATION and DEVELOPMENT RESULTS insofar as it considers such INFORMATION and DEVELOPMENT RESULTS necessary for the other party for carrying out the


[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

         DEVELOPMENT WORK. Disclosure of INFORMATION and DEVELOPMENT RESULTS will be effected without charges to the receiving party.

2.9 The DEVELOPMENT WORK will be carried out in close cooperation between the parties and in a joint effort to keep cost and expenditures to a minimum.

2.9.1 Each party undertakes to carry out the DEVELOPMENT WORK as stipulated in this Agreement.

3.       CERTAIN ITEMS REGARDING LAB PLACEMENTS AND SALES

3.1 The parties' goal is to achieve installation of [***] and the parties will coordinate and use all reasonable commercial efforts to achieve these goals. Siemens and Stereotaxis will each provide their components of LABs to customers on commercially reasonable terms and on a competitive basis and in timely fashion and together with the provision of service for LABs as provided for herein. For purposes of this
         Section 3.1, components will be offered on a competitive basis where provided on terms that are: (i) where applicable, reasonably comparable to the basis upon which such components or their equivalent are provided to customers for placements that are not integrated in LABs; or (ii) for components of a type that are unique to LABs, based on margins that are reasonably comparable margins generally achieved on other components of LABs.

3.2 Stereotaxis will not make available to third parties via integration of the NIOBE SYSTEM or otherwise any proprietary Siemens PROPRIETARY SIEMENS REGISTERED IMAGING. Section 6.4 shall apply accordingly.

3.3      [***]

3.4 As appropriate, customer sales approach in respect of LABs can be jointly or separately by each party. Each party shall inform the other promptly of any potential customer and each party agrees to fully cooperate with the other in respect of reasonable requests for


[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

coordination of customer sales efforts, provided that the parties continue to maintain distinct and separate business and sales operations and identities and that the distinct separation between the customer's purchase of components from Stereotaxis and from Siemens will be evident to the customer:

         (i) In respect of INTEGRATED CATH LABs, as set forth in the COLLABORATION AGREEMENT;
         (ii)     [***]
         (iii) In respect of ADVANCED CARDIOLOGY CATH LABs and ADVANCED IR LABs, until such time as either party provides the other with written notice to the contrary.

3.5 For placements of LABS, sales brochures, bid specification and customer payment will be made in a way that a distinct separation between the Stereotaxis components and Siemens components is evident to the customer.

         (i) Notwithstanding the above, there is a joint document for room planning and installation instructions.
         (ii) Siemens will provide to the customer project management on site addressing room preparation, shipment and installation.
         (iii) Contracts with customers will be signed by each party for their respective components to be delivered.
         (iv) Each party will manufacture, warrant, sell and deliver its components of such LABs in accordance with reasonable industry practices and will not cease to so manufacture, warrant, sell and deliver such components based on customer purchase orders without 18 months prior notice to the other party.

3.6 Stereotaxis and Siemens may mutually agree upon cross-incentive programs to enhance sales force focus on placement on LABs

3.7 For placements of ADVANCED CARDIOLOGY CATH LABs, Stereotaxis and Siemens will cooperate to:

         (i)      Coordinate salesforce and customer training activities;
         (ii)     [***]
         (iii) Coordinate and facilitate publications and conference presentations as mutually agreed;
         (iv) Coordinate and establish a minimum of two Exhibition Sites at Barnes in St. Louis and at such other site as mutually agreed (likely at St. Georg in Hamburg) [***]


[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                           [***] The parties will ensure that at the time of installation and thereafter that their components provided to such LAB have the most up to date software releases installed that are designed for use with such components. Such demonstration site will remain installed until such time as mutually agreed by the parties. [***] and

                  (v) Coordinate and establish Center of Excellence Clinical Sites targeting key interventional hospitals such as [***] and such other sites as are mutually agreed, the object being to promote the capabilities of the integrated systems and to establish new clinical solutions.

                  Further details on the sales cooperation will be agreed to by a "collaborative sales working group" to be established after the signing of this Agreement, the object being to promote sales and promotions cooperation between the parties while continuing to maintain distinct and separate business and sales operations and identities.

4.       LOGISTICS

For placements of LABs, Stereotaxis as well as Siemens will ship directly to the customer site. Time schedule is coordinated by the Siemens and Stereotaxis project managers. The first unit of any LAB will be tested in Siemens AX before shipment to the customer to assure successful integration and system performance. The number of units that have to pass the compatibility test after the first units testing will be defined separately and mutually agreed. Further details on logistics will be agreed to by the collaborative logistics working group established pursuant to the Collaboration Agreement, which will also be used to coordinate logistics issues arising under this Agreement.

5.       INSTALLATION AND SERVICE

5.1 For installations of LABs, at least one Stereotaxis person will be on site at the customer facility, at Stereotaxis cost and expense, at the time of installation. Siemens will support the installation of Stereotaxis components to Siemens' system.

5.2 Service of LABs on site will be done by Siemens in accordance with a service contract between the Siemens and Stereotaxis, on commercially reasonable terms to be mutually agreed or, where applicable, in accordance with existing service contracts in respect of LABs that are already in place.

[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

         Such service will include Stereotaxis' components of LABs. To enable Siemens to perform service Stereotaxis shall provide Siemens at no cost with INFORMATION necessary for Siemens to perform service on Stereotaxis' components and shall train at no cost to Siemens a reasonable number of Siemens' specialists in the service of Stereotaxis' components. Furthermore, Stereotaxis and Siemens shall cooperate to provide service call center support as well as spare parts in respect of LABs.

         Details regarding service of LABs including but not limited to response time and spare part logistics, will be agreed to by the collaborative service working group established pursuant to the Collaboration Agreement, which will also be used to coordinate service issues arising under this Agreement.

         Regarding service for LABs, Siemens agrees to provide Stereotaxis with no less than 24 months written notice of termination of such service. Details regarding the installation will be separately agreed upon.

6.       SECRECY

6.1 Either Party expressly undertakes to retain in confidence, to protect with the same degree of care used in protecting its own INFORMATION and not to use for other purposes than contemplated by this Agreement or to disclose to any third party all INFORMATION in a written or other tangible form supplied by the other Party in relation to this Agreement and clearly marked as being "Confidential". Oral INFORMATION of a Party that is confidential and is restricted in use shall be reproduced in writing marked as being "Confidential" and sent to the other Party within one (1) month after its communication to the other Party. The receiving Party agrees to restrict access of such Confidential information to employees and agents who have a need to know pursuant to their scope of employment or agency arrangement and further agrees to instruct its employees and agents having access to such Confidential INFORMATION of receiving Party's confidentiality obligations.

6.2      The aforementioned obligation shall not apply to INFORMATION that is:

6.2.1 published or otherwise made available to the public other than by a breach of this Agreement; or

6.2.2 rightfully received by a Party from a third party without confidential obligation; or

6.2.3 shown through competent evidence to have been independently developed by the other Party without reference to the INFORMATION; or to have been known by the receiving Party prior to its first receipt of such INFORMATION from the other Party; or

6.2.4 required to be disclosed pursuant to a legal, judicial, or administrative proceeding, or by law; or
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                                       11


6.2.5 approved for disclosure by prior written consent of an authorized corporate representative of the disclosing Party.

6.3 The aforementioned obligations do apply accordingly with regard to DEVELOPMENT RESULTS of the other Party.

6.4 The non-disclosure obligations set forth in this Section 6 shall survive expiration or termination of this Agreement by three (3) years.

6.5 Press releases or other information on the conclusion/content of this Agreement shall only be made available to third parties/press agencies (other than disclosure by Stereotaxis in relation to raising private equity funds or as legally required pursuant to an initial public offering of equity) with the prior written consent of the other Party hereto such consent not to be unreasonably withheld.

7.       WARRANTIES AND LIMITATION OF LIABILITIES

7.1      Provided it complies with its development obligations pursuant to
         Section 2, no party shall be liable towards the other party in the case that the DEVELOPMENT WORK cannot be successfully completed.

7.2 The sole obligation of each party with respect to its INFORMATION and DEVELOPMENT RESULTS shall be to forward same to the other party as provided in this Agreement, and, to correct errors that might have occurred in this INFORMATION and DEVELOPMENT RESULTS without undue delay after such errors become known to the party which forwarded the relevant INFORMATION or DEVELOPMENT RESULTS.

7.3 THE WARRANTIES SET FORTH IN THIS SECTION 7 APPLY TO ALL INFORMATION AND DEVELOPMENT RESULTS LICENSED OR KNOWINGLY DISCLOSED HEREUNDER AND ARE IN LIEU OF ALL WARRANTIES EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE WARRANTIES THAT INFORMATION AND DEVELOPMENT RESULTS CAN BE USED WITHOUT INFRINGING STATUTORY AND OTHER RIGHTS OF THIRD PARTIES.

7.4 Warranties and liabilities regarding the delivery of the components of each party shall be governed by the contracts between each such party and the respective customer.

7.5 Should a customer forward a warranty or any liability claim - including product liability claims - to either party then such party shall be responsible for such claims only to the extent such claims relate to the components such party has delivered to the customer. Each party shall indemnify and hold the other party harmless from any claim, costs, expenses, and damages resulting from such claims if the claims relate to components delivered by the respective other party, provided however that the one party

     a) notifies the other party of such claim, dispute or proceeding without undue delay,
     b) does not admit liability on the claims,
     c) provides the other party with the sole authority -- as far as legally possible -- to defend and settle such claim, dispute, or proceeding with counsel of its choice (the other party may participate at its costs with counsel of its choice), and
     d) cooperates as reasonably requested by the other party.

7.6 Each party shall secure and maintain, for the useful life of the components delivered by it, a product liability insurance policy full coverage for product liability exposure (including negligence and strict liability) to third parties anywhere in the world for any defects whatsoever (such as design-, manufacture-, instruction defects) resulting from defects in the components supplied hereunder in the minimum of US [***]. At either party's request the other party shall prove compliance with the obligation to insure as herein stated.

7.7 NEITHER PARTY SHALL HAVE ANY LIABILITY TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE, INDIRECT OR SPECIAL DAMAGES BY REASON OF ANY ACT OR OMISSIONS OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ITS USE OR OPERATION, INCLUDING BUT WITHOUT LIMITATION ANY LOSS OF USE, LOSS OF INFORMATION AND DATA, LOST REVENUES, LOST PROFITS, COSTS OF CAPITAL, COSTS OF SUBSTITUTE PRODUCTS, FACILITIES, OR SERVICES, COSTS OF REPLACEMENT POWER, COST ASSOCIATED WITH DOWN TIME, AND ANY SIMILAR AND DISSIMILAR LOSSES, COSTS AND DAMAGES.

7.8 The provisions of this Section 7. shall survive any termination of this Agreement.

8.   DEVELOPMENT RESULTS, INFORMATION AND RIGHTS THEREUNDER

8.1 The DEVELOPMENT RESULTS shall, at the time they are made, become the sole property of such party, the employees of which have generated the respective DEVELOPMENT RESULTS. DEVELOPMENT RESULTS made jointly by employees of both parties shall become the joint ownership of both parties. In case DEVELOPMENT RESULTS consist of joint inventions, the parties shall agree on whether, and if so, where and at whose cost and expense statutory protection rights will be filed for. Joint DEVELOPMENT RESULTS, including any and all statutory protection issuing thereon, if any, may be used by each party in its field of activities.

[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

8.2 Under its INFORMATION and DEVELOPMENT RESULTS each party hereby grants to the other party the non-exclusive, non-transferable, royalty free right to use same during the term of this Agreement for the purpose of carrying out the DEVELOPMENT WORK and thereafter to the extent necessary for the exploitation of the DEVELOPMENT RESULTS of the other party or of the joint DEVELOPMENT RESULTS.

8.3 Notwithstanding ownership under DEVELOPMENT RESULTS and the rights granted hereunder, the exclusivity granted under Section 3.2 shall prevail.
8.4 The stipulations of this Section 8. shall survive any termination of this Agreement.

9.       JAPANESE MARKET DEVELOPMENT

         Pursuant to an Agreement between the parties of even or approximate date herewith, the parties intend to collaborate in respect of Japanese market development for LABs. Details will be agreed upon in a separate agreement between Stereotaxis and the Siemens affiliated company in Japan.

10.      SIEMENS INVESTMENT IN STEREOTAXIS

         This Agreement will be of no force or effect unless and until Siemens' investment of $10 million in Stereotaxis Series E Preferred Stock is closed.

11.      TERM AND TERMINATION

11.1 This Agreement shall become effective on the date it is signed by both parties (Effective Date) and is terminated or expires in accordance with the terms hereof, in any event no later than 36 months after becoming effective. No later than 12 months before the end of this 36 month period, both parties will commence in good faith negotiations on extending the collaboration.

11.2 This Agreement may be terminated at any time by the one party by giving of not less than four weeks' prior written notice to the other party.

         - if the other party hereto is declared bankrupt or otherwise cannot fulfill its financial obligations; or

         - if the other party hereto substantially defaults in the performance of this Agreement and does not remedy the default within 4 weeks after receipt of a relevant written request of the one party; or

         - if the other party comes under direct or indirect control or direction of any other entity competing with the one party.

11.3     Sections 6, 7, 8, 11, 12 shall survive termination of this Agreement.

12.      ARBITRATION

12.1 Any differences or disputes arising from this Agreement or from agreements regarding its performance shall be settled by an amicable effort on the part of both parties to the Agreement. An attempt to arrive at a settlement shall be deemed to have failed as soon as one of the parties to the Agreement so notifies the other party in writing.

12.2 If an attempt at settlement has failed, the disputes shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of commerce in Paris (Rules) by three arbitrators appointed in accordance with the Rules.

12.3 The place of arbitration shall be Berne, Switzerland. The procedural law of this place shall apply where the Rules are silent.

12.4 The arbitral award shall be substantiated in writing. The arbitral tribunal shall decide on the matter of costs of the arbitration.

13.      SUBSTANTIVE LAW

         All disputes shall be settled in accordance with the provisions of this Agreement and all other agreements regarding its performance, otherwise in accordance with the substantive law in force in the Canton of Berne, Switzerland, without reference to other laws.

14.      MISCELLANEOUS

14.1 This Agreement may not be released, discharged, abandoned, changed or modified in any manner, except by an instrument in writing signed on behalf of each of the parties hereto by their duly authorized representatives.

14.2 The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

14.3 All notices or other communications required or permitted hereunder with regard to the interpretation, validity, etc. of the Agreement shall be in writing and shall be given by certified mail addressed, if to Stereotaxis

     Stereotaxis, Inc.
     Attn. Chief Executive Officer
     Atten Chief Financial Officer
     4041 Forest Park AVE.
     St. Louis, MO 63108
     U.S.A.



     and, if to Siemens:
     Siemens Aktiengesellschaft
     Legal Services Med
     Werner von Siemens Str. 50
     91052 Erlangen
     Germany


     or to such other address that the parties might identify to each other for this purpose and with reference to this Agreement.

14.4 Subject to Section. 6.5 above, no party hereto shall issue any press release or public announcement or otherwise divulge the existence of this Agreement or the transactions contemplated hereby without the prior approval of the other party hereto.

14.5 This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors or assigns of the parties hereto.

14.6 Titles and headings to Sections herein are inserted for the convenience or reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

14.7 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.


IN WITNESS WHEREOF, the parties have executed these presents on the dates specified below.

St. Louis,  27 May 2003                 Forchheim, 27.05.2003
          ------------------                      ------------------
Stereotaxis, Inc.                       Siemens Aktiengesellschaft


      /s/ BEVIL J. HOGG                         illegible
----------------------------            ----------------------------

                                                illegible

ANNEX 1

DEVELOPMENT WORK

ADVANCED CARDIOLOGY CATH LAB DEVELOPMENT WORK RELATING TO PROPRIETARY SIEMENS REGISTERED IMAGING

Subject to the results of determining the feasibility of this project, image registration and integration of PROPRIETARY SIEMENS REGISTERED IMAGING that will include:

         1. Allowing target based navigation from a CT or MRI pre-operative image that is registered to the fluoroscopy output. Included in this approach would be a fluoroscopy image that is registered to a pre-operative image which in turn may be registered to a Biosense CARTO map

Additional consideration will be given as to include navigational control using endocardial ultrasound

Common Stereotaxis/Siemens image integration specifications will be defined in the "Requirement Specification". This document will be jointly created and will be reviewed and released by both parties. The image integration will be tested in a "System test" applied to both the Stereotaxis and Siemens components of the ADVANCED CARDIOLOGY CATH LAB. Results have to be documented and are the base for a joint release for shipment to customers. Each of the two parties is responsible for their own component. Details will be agreed by a "collaborative 3D engineering working group" to be established after signing of this Agreement.

[***]

ADVANCED IR LAB DEVELOPMENT WORK

Subject to the results of determining the feasibility of this project, common Stereotaxis/Siemens specifications for unique clinical solutions in interventional radiology comprised in the ADVANCED IR LAB will be defined in the "Requirement Specification". This document will be


[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

jointly created and will be reviewed and released by both parties. The ADVANCED IR LAB configuration will be tested in a "System test" applied to both the Stereotaxis and Siemens components. Results have to be documented and are the base for a joint release for shipment to customers. Each of the two parties is responsible for their own component. Details will be agreed by a "collaborative ADVANCED IR LAB configuration working group" to be established after signing of this Agreement.